Property and Equipment	6 Months Ended
Jun. 30, 2026
Property, Plant, and Equipment [Abstract]
Property and Equipment

Note 6. Property and Equipment

Property and equipment acquisitions are stated at cost less accumulated depreciation and amortization. Expenditures for maintenance and repairs are expensed currently, while renewals and betterments that materially extend the life of an asset are capitalized. The cost of assets sold, retired, or otherwise disposed of, and the related allowance for depreciation, are eliminated from the accounts, and any resulting gain or loss is recognized. Depreciation and amortization is charged to expense on the straight-line basis over the estimated useful life of each asset. Leasehold improvements are amortized over the shorter of the lease term or their respective estimated useful lives.

 As of the dates presented, property and equipment consisted of the following:

	June 30, 2026	December 31, 2025
Leasehold improvements (approximately 2-year useful life)	$95,100	$81,500
Furniture, fixtures and equipment (3 to 7-year useful life)	188,533	179,700
Laboratory and production equipment (5-year useful life)	296,434	—
Less: accumulated depreciation	(263,780)	(251,200)
Total	$316,287	$10,000

For the three months ended June 30, 2026 and 2025, depreciation expense amounted to $10,180 and $1,700, respectively. For the six months ended June 30, 2026 and 2025, depreciation expense amounted to $12,580 and $3,400, respectively.

The increase in property and equipment primarily reflects property and equipment acquired in the Polymeric Acquisition – see Note 8.